UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 22, 2006

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                          Lincoln Educational Services
                                  Corporation

               (Exact Name of Registrant as Specified in Charter)

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         New Jersey                     000-51371                57-1150621
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

     200 Executive Drive, Suite 340
      West Orange, New Jersey 07052                                07052
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (973) 736-9340


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01         Completion of Acquisition or Disposition of Assets
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         On May 22, 2006, Lincoln Educational Services Corporation, a New Jersey
corporation (the "Company"), issued a press release announcing that it has completed the acquisition of New England Institute of Technology at Palm Beach, Inc., a Florida corporation ("NET"). The Company, through its wholly owned subsidiary Lincoln Technical Institute, Inc., a New Jersey corporation ("LTI"), purchased all of the outstanding shares of NET from Richard I. Gouse, Andrew T. Gouse (individually and as Trustee of the Carolyn Beth Gouse Irrevocable Trust), Seth A. Kurn and Steven L. Meltzer, all shareholders of NET, for an adjusted purchase price of approximately $34.5 million in cash plus the assumption of a $7.2 million mortgage. A copy of the Stock Purchase Agreement, dated as of March 30, 2006, among LTI, Richard I. Gouse, Andrew T. Gouse (individually and as Trustee of the Carolyn Beth Gouse Irrevocable Trust), Seth A. Kurn and Steven L. Meltzer was filed as Exhibit 10.17 to the Company's Form 10-Q for the quarter ending March 31, 2006 and is being incorporated by reference herein as Exhibit
99.1. A copy of the press release announcing the completion of the acquisition is filed herewith as Exhibit 99.2 and attached hereto.

Item 9.01         Financial Statements and Exhibits
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(c)      Exhibits
         99.1 Stock Purchase Agreement, dated as of March 30, 2006, among Lincoln Technical Institute, Inc., and Richard I. Gouse, Andrew T. Gouse (individually and as Trustee of the Carolyn Beth Gouse Irrevocable Trust), Seth A. Kurn and Steven L. Meltzer (incorporated by reference to Exhibit 10.17 to the Company's Form 10-Q for the quarter ended March 31, 2006 and filed with the SEC on May 15, 2006).

         99.2 Press release of Lincoln Educational Services Corporation dated May 22, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     LINCOLN EDUCATIONAL SERVICES
                                     CORPORATION



Date: May 25, 2006
                                     By: /s/ Cesar Ribeiro
                                        ----------------------------------------
                                        Name:    Cesar Ribeiro
                                        Title:   Vice President, Chief Financial
                                                 Officer and Treasurer


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                                  EXHIBIT INDEX

Exhibit No.         Description of Document
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99.1                Stock Purchase Agreement, dated as of March 30, 2006, among
                    Lincoln Technical Institute, Inc., and Richard I. Gouse,
                    Andrew T. Gouse (individually and as Trustee of the Carolyn
                    Beth Gouse Irrevocable Trust), Seth A. Kurn and Steven L.
                    Meltzer (incorporated by reference to Exhibit 10.17 to the Company's Form 10-Q for the quarter ended March 31, 2006 and filed with the SEC on May 15, 2006).

99.2 Press release of Lincoln Educational Services Corporation dated May 22, 2006.